SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 25, 2002

                        ADVANCED OPTICS ELECTRONICS INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


         0-24511                                      88-0365136
 (Commission File Number)                   (I.R.S. Employer Identification No.)


                           8301 Washington NE, Suite 5
                              Albuquerque, NM 87113
          (Address of Principal Executive Offices, Including Zip Code)


                                 (505) 797-7878
              (Registrant's Telephone Number, Including Area Code)





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Item 4.  Change in Registrant's Certifying Accountant
------   --------------------------------------------

On November 21, 2002, Advanced Optics Electronics Inc. (the "Company") was formally notified of the resignation of their auditors, Atkinson & Company. Atkinson & Company cited the significant new regulations and oversight required upon pubic registrants and the accounting firms who serve as their auditors and their decision to discontinue their public registrant audit practice.

The audit reports of Atkinson & Company on the Registrant's financial statements for the fiscal year ending December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits for the two most recent fiscal years and through November 21, 2002, there have been no disagreements with Atkinson & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Atkinson & Company would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through November 21, 2001, there have been no reportable events as defined in Regulation S-B Item 304(a)(1)(iv).

The Registrant has requested that Atkinson & Company furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 22, 2002, is filed as Exhibit 16.1 of this Form 8-K.

Item 7.  Exhibits
-------  --------

16.1     Letter from Atkinson & Company dated November 22, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               ADVANCED OPTICS ELECTRONICS INC.




Date: November 22, 2002
                                               By: /s/ John J. Cousins
                                                   -------------------
                                                   John J. Cousins
                                                   Vice President, Finance


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


Exhibit 16.1
------------




      November 22, 2002




      Securities and Exchange Commission
      Washington, D.C. 20549


      Gentlemen:

      We were previously the accountants for Advanced Optics Electronics, Inc. (the Company) and on January 31, 2002 we reported on the financial statements of Advanced Optics Electronics, Inc. as of and for the two years ended December 31, 2001. On November 21, 2002, we resigned as accountants of the Company. We have read the Company's statements included under Item 4 of its Form 8-K for November 21, 2002, and we agree with such statements.


                                                          Sincerely,




                                                          Atkinson & Co., Ltd.

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